                                                                    EXHIBIT 99.1

                             LETTER OF TRANSMITTAL

                              THE HOME DEPOT, INC.
                               OFFER TO EXCHANGE
                                  $500,000,000
                  5 3/8% NOTES DUE APRIL 1, 2006 ("NEW NOTES")
                        WHICH HAVE BEEN REGISTERED UNDER
                           THE SECURITIES ACT OF 1933
                   FOR $500,000,000 OUTSTANDING UNREGISTERED
                  5 3/8% NOTES DUE APRIL 1, 2006 ("OLD NOTES")
             PURSUANT TO THE PROSPECTUS DATED                , 2001

        THE EXCHANGE OFFER WILL EXPIRE AT 5:00 P.M., NEW YORK CITY TIME, ON
             , 2001 UNLESS THE EXCHANGE OFFER IS EXTENDED (THE "EXPIRATION DATE"). TENDERS OF OLD NOTES MAY BE WITHDRAWN AT ANY TIME PRIOR TO THE EXPIRATION DATE.

                                  Delivery To:

                      THE BANK OF NEW YORK, EXCHANGE AGENT

      By Registered or Certified Mail:                By Hand or Overnight Delivery:
            The Bank of New York                           The Bank of New York
         101 Barclay Street, 7 East                         101 Barclay Street
          New York, New York 10286                    Corporate Trust Service Window
                 Attention:                                    Ground Level
           Reorganization Section                               Attention:
                                                          Reorganization Section

                    By Facsimile for Eligible Institutions:
                                 (212) 815-6339

                             Confirm by Telephone:
                              (212) 815-

     DELIVERY OF THIS LETTER OF TRANSMITTAL TO AN ADDRESS, OR TRANSMISSION VIA TELEGRAM, TELEX OR FACSIMILE, OTHER THAN AS SET FORTH ABOVE WILL NOT CONSTITUTE A VALID DELIVERY.

     THE INSTRUCTIONS CONTAINED HEREIN SHOULD BE READ CAREFULLY BEFORE THIS LETTER OF TRANSMITTAL IS COMPLETED.

     HOLDERS WHO WISH TO BE ELIGIBLE TO RECEIVE NEW NOTES FOR THEIR OLD NOTES PURSUANT TO THE EXCHANGE OFFER MUST VALIDLY TENDER (AND NOT WITHDRAW) THEIR OLD NOTES TO THE EXCHANGE AGENT PRIOR TO THE EXPIRATION DATE.

     By execution hereof, the undersigned acknowledges receipt of the Prospectus
(the "Prospectus") dated             , 2001, of The Home Depot, Inc., a Delaware
corporation (the "Company"), and this Letter of Transmittal and the instructions hereto (the "Letter of Transmittal").

     The Company reserves the right, at any time or from time to time, to extend the Exchange Offer at its sole discretion, in which event the term "Expiration Date" shall mean the latest time and date to which the Exchange Offer is extended. The Company shall notify the holders of the Old Notes of any extension by means of a press release or other public announcement prior to 9:00 a.m., New York City time, on the next business day after the previously scheduled Expiration Date.

     This Letter of Transmittal is to be completed by a holder of Old Notes either if certificates are to be forwarded herewith or if a tender of certificates for Old Notes, if available, is to be made by book-entry transfer to the account maintained by the Exchange Agent at The Depository Trust Company ("DTC") pursuant to the procedures set forth in "The Exchange
Offer -- Procedures for Tendering" section of the Prospectus. Holders of Old Notes whose certificates are not readily available so they can meet the Expiration Date deadline, or who are unable to deliver their certificates or confirmation of the book-entry tender of their Old Notes into the Exchange Agent's account at the DTC (a "Book-Entry Confirmation") and all other documents required by this Letter of Transmittal to the Exchange Agent on or prior to the Expiration Date, must tender their Old Notes according to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. See Instruction 1. Delivery of documents to DTC does not constitute delivery to the Exchange Agent.

     The undersigned has completed, executed and delivered this Letter of Transmittal to indicate the action the undersigned desires to take with respect to the Exchange Offer. Holders who wish to tender their Old Notes must complete this letter in its entirety.

     All capitalized terms used herein and not defined herein shall have the meaning ascribed to them in the Prospectus.

     HOLDERS WHO WISH TO ACCEPT THE EXCHANGE OFFER AND TENDER THEIR OLD NOTES MUST COMPLETE THIS LETTER OF TRANSMITTAL IN ITS ENTIRETY.

                                TENDER OF NOTES

   [ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED BY DTC TO THE
       EXCHANGE AGENT'S ACCOUNT AT DTC AND COMPLETE THE FOLLOWING:

   Name of Tendering Institution:

 -------------------------------------------------------------------------------

   DTC Book-Entry Account No.:

 -------------------------------------------------------------------------------

   Transaction Code No.:
   --------------------------------------------------------------------------

          If holders desire to tender Old Notes pursuant to the Exchange Offer and (i) certificates representing such Old Notes are not lost but are not readily available, (ii) time will not permit this Letter of Transmittal, certificates representing such Old Notes or other required documents to reach the Exchange Agent prior to the Expiration Date or
   (iii) the procedures for book-entry transfer cannot be completed prior to the Expiration Date, such holders may effect a tender of such Old Notes in accordance with the guaranteed delivery procedures set forth in the Prospectus under "The Exchange Offer -- Guaranteed Delivery Procedures."

   [ ] CHECK HERE IF TENDERED OLD NOTES ARE BEING DELIVERED PURSUANT TO A
       NOTICE OF GUARANTEED DELIVERY PREVIOUSLY DELIVERED TO THE EXCHANGE AGENT AND COMPLETE THE FOLLOWING:

   Name(s) of Holder(s) of Old Notes:
   --------------------------------------------------------------------------

   Window Ticket No. (if any):
   -------------------------------------------------------------------------

   Date of Execution of Notice of Guaranteed Delivery:
   -------------------------------------------------------------------------

   Name of Eligible Institution that Guaranteed Delivery:
   -------------------------------------------------------------------------

   If Delivered by Book-Entry Transfer:
   -------------------------------------------------------------------------

   Name of Tendering Institution:

 -------------------------------------------------------------------------------

   DTC Book-Entry Account No.:

 -------------------------------------------------------------------------------

   Transaction Code No.:
   --------------------------------------------------------------------------
   [ ] CHECK HERE IF YOU ARE A BROKER-DEALER WHO HOLDS OLD NOTES ACQUIRED FOR
       YOUR OWN ACCOUNT AS A RESULT OF MARKET-MAKING OR OTHER TRADING ACTIVITIES AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 ADDITIONAL COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO FOR USE IN CONNECTION WITH RESALES OF NEW NOTES RECEIVED FOR YOUR OWN ACCOUNT IN EXCHANGE FOR SUCH OLD NOTES.

   Name:
   --------------------------------------------------------------------------

   Address:
   --------------------------------------------------------------------------

   Aggregate Principal Amount of Old Notes so held: $
   --------------------------------------------------------------------------

     List below the Old Notes to which this Letter of Transmittal relates. If the space provided below is inadequate, list the certificate numbers and principal amounts on a separately executed schedule and affix the schedule to this Letter of Transmittal. Tenders of Old Notes will be accepted only in principal amounts equal to $1,000 or integral multiples thereof.

                                           DESCRIPTION OF NOTES
                                                    CERTIFICATE                       AGGREGATE
                                                    NUMBER(S)*                        PRINCIPAL
  NAME(S) AND ADDRESS(ES) OF HOLDER(S)            (ATTACH SIGNED                   AMOUNT TENDERED
       (PLEASE FILL IN, IF BLANK)               LIST IF NECESSARY)              (IF LESS THAN ALL)**
                                                  TOTAL PRINCIPAL
                                                   AMOUNT OF OLD
                                                  NOTES TENDERED
 * Need not be completed if by book-entry transfer.
** Need not be completed by holders who wish to tender with respect to all Old Notes listed. See
   Instruction 2.

LADIES AND GENTLEMEN:

     The undersigned hereby tenders to The Home Depot, Inc., a Delaware corporation (the "Company"), the aggregate principal amount of Old Notes indicated in this Letter of Transmittal, upon the terms and subject to the
conditions set forth in the Company's Prospectus dated             , 2001 (the
"Prospectus"), receipt of which is hereby acknowledged, and in this Letter of Transmittal, which together constitute the Company's offer (the "Exchange Offer") to exchange $1,000 principal amount of its 5 3/8% Notes Due April 1, 2006, which have been registered under the Securities Act of 1933, as amended (the "New Notes"), for each $1,000 principal amount of its issued and outstanding 5 3/8% Notes Due April 1, 2006, of which $500,000,000 aggregate principal amount was outstanding on the date of the Prospectus (the "Old Notes" and, together with the New Notes, the "Notes"). The capitalized terms not defined herein are used herein as defined in the Prospectus.

     Subject to, and effective upon, the acceptance for exchange of the Old Notes tendered hereby, the undersigned hereby sells, assigns and transfers to, or upon the order of, the Company all right, title and interest in and to such Old Notes as are being tendered hereby and hereby irrevocably constitutes and appoints the Exchange Agent as attorney-in-fact of the undersigned with respect to such Old Notes, with full power of substitution (such power of attorney being an irrevocable power coupled with an interest), to:

          (a) deliver such Old Notes in registered certificated form, or transfer ownership of such Old Notes through book-entry transfer at the Book-Entry Transfer Facility, to or upon the order of the Company, upon receipt by the Exchange Agent, as the undersigned's agent, of the same aggregate principal amount of New Notes; and

          (b) receive, for the account of the Company, all benefits and otherwise exercise, for the account of the Company, all rights of beneficial ownership of the Old Notes tendered hereby in accordance with the terms of the Exchange Offer.

     The undersigned hereby represents and warrants to the Company that the undersigned has full power and authority to tender, sell, assign and transfer the Old Notes tendered hereby and that the Company will acquire good, marketable and unencumbered title thereto, free and clear of all security interests, liens, restrictions, charges, encumbrances, conditional sale agreements or other obligations relating to their sale or transfer, and not subject to any adverse claim when the same are accepted by the Company. The undersigned hereby further represents that (i) any New Notes acquired in exchanged for Old Notes tendered hereby are being acquired in the ordinary course of business of the person receiving such New Notes, whether or not such person is the holder of such Old Notes, (ii) neither the undersigned nor any such other person is engaging in or intends to engage in a distribution of the New Notes, (iii) neither the undersigned nor any such other person has an arrangement or understanding with any person to participate in the distribution of such New Notes, and (iv) neither the undersigned nor any such other person is an "affiliate" (as defined in Rule 405 under the Securities Act of 1933, as amended (the "Securities Act")) of the Company, or, if either is an affiliate, it will comply with the registration and prospectus delivery requirements of the Securities Act. If the undersigned is a broker-dealer that is to receive New Notes for its own account in exchange for Old Notes (a "Participating Broker-Dealer"), it further represents that such Old Notes were acquired as a result of market-making activities or other trading activities, and acknowledges that it will deliver a prospectus meeting the requirements of the Securities Act in connection with any resale of such New Notes; however, by so acknowledging and by delivering a prospectus, such Participating Broker-Dealer will not be deemed to admit that it is an "underwriter" with respect to such New Notes within the meaning of the Securities Act.

     The undersigned also acknowledges that this Exchange Offer is being made in reliance on interpretations by the staff of the Securities and Exchange Commission (the "SEC"), as set forth in no-action letters issued to third parties, that indicate that the New Notes issued in exchange for the Old Notes pursuant to the Exchange Offer may be offered for resale, resold and otherwise transferred by holders thereof (other than any such holder that is an "affiliate" of the Company within the meaning of Rule 405 under the Securities
Act) without compliance with the registration and prospectus delivery provisions of the Securities Act, if such New Notes are acquired in the ordinary course of such holders' business and such holders have no arrangement with any person to participate in the distribution of such New Notes. However, the SEC has not considered the Exchange Offer in the context of a no-action letter, and there can be no assurance that the staff of the SEC would make a similar determination with respect to the Exchange Offer as in other circumstances. If any holder of Old Notes is an affiliate of the Company or is engaged in, or intends to engage in, or has any arrangement or understanding with any person to participate in, the distribution of the New Notes to be acquired pursuant to the Exchange Offer, such holder (i) cannot rely on the applicable interpretations of the staff of the SEC and (ii) must comply with the registration and prospectus delivery requirements of the Securities Act in connection with any resale transaction.

     The Company has agreed that, subject to the provisions of the Registration Rights Agreement, the Prospectus, as it may be amended or supplemented from time to time, may be used by a Participating Broker-Dealer in connection with resales of New Notes received in exchange for Old Notes which were acquired by such Participating Broker-Dealer for its own account as a result of market-making or other trading activities, for a period ending 135 days after the Expiration Date or, earlier, when all such New Notes have been disposed of by such Participating Broker-Dealer.

     The undersigned will, upon request, execute and deliver any additional documents deemed by the Company to be necessary or desirable to complete the sale, assignment and transfer of the Old Notes tendered hereby. All authority conferred or agreed to be conferred in this Letter of Transmittal and every obligation of the undersigned hereunder shall be binding upon the successors, assigns, heirs, executors, administrators, trustees in bankruptcy and legal representatives of the undersigned and shall not be affected by, and shall survive, the death or incapacity of the undersigned. This tender may be withdrawn only in accordance with the procedures set forth in "The Exchange Offer -- Withdrawal of Tenders" section of the Prospectus.

     Unless otherwise indicated herein in the box entitled "Special Issuance Instructions" below, please deliver the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) in the name of the undersigned or, in the case of a book-entry delivery of Old Notes, please credit the account indicated above maintained at DTC. Similarly, unless otherwise indicated under the box entitled "Special Delivery Instructions" below, please send the New Notes (and, if applicable, substitute certificates representing Old Notes for any Old Notes not exchanged) to the undersigned at the address shown above in the box entitled "Description of Old Notes."

     THE UNDERSIGNED, BY COMPLETING THE BOX ENTITLED "DESCRIPTION OF OLD NOTES' ABOVE AND SIGNING THIS LETTER OF TRANSMITTAL, WILL BE DEEMED TO HAVE TENDERED THE OLD NOTES AS SET FORTH IN SUCH BOX ABOVE.

                                   IMPORTANT:
                                PLEASE SIGN HERE
                  (PLEASE COMPLETE SUBSTITUTE FORM W-9 HEREIN)
                  (TO BE COMPLETED BY ALL TENDERING HOLDERS OF
                 OLD NOTES REGARDLESS OF WHETHER OLD NOTES ARE
                      BEING PHYSICALLY DELIVERED HEREWITH)

     If a holder is tendering any Old Notes, this Letter of Transmittal must be signed by the holder(s) as the name(s) appear(s) on the certificate(s) for the Old Notes or on a securities position listing or by any person(s) authorized to become (a) holder(s) by endorsements and documents transmitted herewith. If signature is by a trustee, executor, administrator, guardian, officer or other person acting in a fiduciary or representative capacity, please set forth full title. See Instruction 3.

X
--------------------------------------------------------------------------------

X
--------------------------------------------------------------------------------
                            Signature(s) of Owner(s)

Date:
---------------------------------------------------

Date:
---------------------------------------------------

Name(s):
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                 (Please Print)

Capacity:
--------------------------------------------------------------------------------

Address:
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                              (Including Zip Code)

Area Code and Telephone No.:
--------------------------------------------------------------------------------

Social Security No.:
--------------------------------------------------------------------------------

                 SIGNATURE GUARANTEE (SEE INSTRUCTION 3 HEREIN)
        CERTAIN SIGNATURES MUST BE GUARANTEED BY AN ELIGIBLE INSTITUTION

--------------------------------------------------------------------------------
             (Name of Eligible Institution Guaranteeing Signatures)

--------------------------------------------------------------------------------
  (Address (including zip code) and Telephone Number (including area code) of
                                     Firm)

--------------------------------------------------------------------------------
                             (Authorized Signature)

--------------------------------------------------------------------------------
                                 (Printed Name)

--------------------------------------------------------------------------------
                                    (Title)

Date:
---------------------------------------------------

                         SPECIAL ISSUANCE INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if certificates for Old Notes are not exchanged and/or New Notes are to be issued in the name of and sent to someone other than the person or persons whose signature(s) appear(s) above on this Letter of Transmittal, or if Old Notes delivered by book-entry transfer which are not accepted for exchange are to be returned by credit to an account maintained at the Book-Entry Transfer Facility other than the account indicated above.

Issue New Notes and/or Old Notes to:

Name(s)
--------------------------------------------
                                  (Please Type or Print)

             ------------------------------------------------------
                             (Please Type or Print)

Address:
---------------------------------------------
                                 (Please Type or Print)

             ------------------------------------------------------
                                   (Zip Code)

Credit unexchanged Old Notes delivered by book-entry transfer to DTC account set forth below.

             ------------------------------------------------------
                      (DTC Account Number, if applicable)

                         SPECIAL DELIVERY INSTRUCTIONS
                           (SEE INSTRUCTIONS 3 AND 4)

     To be completed ONLY if certificates for Old Notes are not exchanged and/or New Notes are to be sent to someone other than the person or persons whose signature(s) appear(s) above on this Letter of Transmittal or to such person or persons at an address other than shown above in the box entitled "Description of Old Notes" on this Letter of Transmittal.

Mail New Notes and/or Old Notes to:

Name(s)
--------------------------------------------
                                  (Please Type or Print)

             ------------------------------------------------------
                             (Please Type or Print)

Address:
---------------------------------------------
                                 (Please Type or Print)

             ------------------------------------------------------
                                   (Zip Code)

                                  INSTRUCTIONS

         FORMING PART OF THE TERMS AND CONDITIONS OF THE EXCHANGE OFFER

     1. DELIVERY OF THIS LETTER OF TRANSMITTAL AND NOTES; GUARANTEED DELIVERY PROCEDURES. This Letter of Transmittal is to be completed by holders of Old Notes either if certificates are to be forwarded herewith or if tenders are to be made pursuant to the procedures for delivery by book-entry transfer set forth in "The Exchange Offer -- Book-Entry Delivery Procedure" section of the Prospectus. Certificates for all physically tendered Old Notes, or Book-Entry Confirmation of tendered Old Notes, as the case may be, as well as a properly completed and duly executed Letter of Transmittal (or manually signed facsimile hereof) and any other documents required by this Letter of Transmittal, must be received by the Exchange Agent at the address set forth herein on or prior to the Expiration Date, or the tendering holder must comply with the guaranteed delivery procedures set forth below. Old Notes may only be tendered in a principal amount of $1,000 and any integral multiple thereof.

     Holders of Old Notes whose certificates for Old Notes are not immediately available or who cannot deliver their certificates and all other required documents to the Exchange Agent on or prior to the Expiration Date, or who cannot complete the procedure for book-entry transfer on a timely basis, may tender their Old Notes pursuant to the guaranteed delivery procedures set forth in "The Exchange Offer -- Guaranteed Delivery Procedures" section of the Prospectus. Pursuant to such procedures, (i) such tender must be made through an Eligible Institution (as defined below), (ii) prior to the Expiration Date, the Exchange Agent must receive from such Eligible Institution a properly completed and duly executed Notice of Guaranteed Delivery, substantially in the form provided by the Company (by telegram, telex, facsimile transmission, mail or hand delivery), setting forth the name and address of the holder of Old Notes and the amount of Old Notes tendered, stating that the tender is being made thereby and guaranteeing that within three New York Stock Exchange ("NYSE") trading days after the Expiration Date, the certificates for all physically tendered Old Notes, or a Book-Entry Confirmation of such Old Notes, and any other documents required by this Letter of Transmittal will be deposited by the Eligible Institution with the Exchange Agent, and (iii) a properly executed Letter of Transmittal, as well as the certificates for all physically tendered Old Notes in proper form for transfer or Book-Entry Confirmation of such Old Notes, as the case may be, and all other documents required by this Letter of Transmittal, must be received by the Exchange Agent within three NYSE trading days after the Expiration Date.

     THE METHOD OF DELIVERY OF THIS LETTER OF TRANSMITTAL, THE OLD NOTES AND ALL OTHER REQUIRED DOCUMENTS IS AT THE ELECTION AND RISK OF THE TENDERING HOLDERS, BUT THE DELIVERY WILL BE DEEMED MADE ONLY WHEN ACTUALLY RECEIVED OR CONFIRMED BY THE EXCHANGE AGENT. INSTEAD OF DELIVERY BY MAIL, IT IS RECOMMENDED THAT HOLDERS USE AN OVERNIGHT OR HAND DELIVERY SERVICE, PROPERLY INSURED. IN ALL CASES, SUFFICIENT TIME SHOULD BE ALLOWED TO ASSURE DELIVERY TO THE EXCHANGE AGENT PRIOR TO 5:00 P.M., NEW YORK CITY TIME, ON THE EXPIRATION DATE. DO NOT SEND THIS LETTER OF TRANSMITTAL OR ANY OLD NOTES TO THE COMPANY.

     See "The Exchange Offer" section of the Prospectus.

     2. PARTIAL TENDERS (NOT APPLICABLE TO HOLDERS OF OLD NOTES WHO TENDER BY BOOK-ENTRY TRANSFER); WITHDRAWAL RIGHTS. Tenders of Old Notes will be accepted only in the principal amount of $1,000 and integral multiples thereof. If less than all of the Old Notes evidenced by a submitted certificate are to be tendered, the tendering holder(s) should fill in the aggregate principal amount of Old Notes to be tendered in the box above entitled "Description of Old
Notes -- Aggregate Principal Amount Tendered." A reissued certificate representing the balance of nontendered Old Notes will be sent to such tendering holder, unless otherwise provided in the appropriate box on this Letter of Transmittal, promptly after the Expiration Date. ALL OF THE OLD NOTES DELIVERED TO THE EXCHANGE AGENT WILL BE DEEMED TO HAVE BEEN TENDERED UNLESS OTHERWISE INDICATED.

     Except as otherwise provided herein, tenders of Old Notes may be withdrawn at any time prior to the Expiration Date. In order for a withdrawal to be effective prior to that time, a written or facsimile transmission notice of withdrawal must be timely received by the Exchange Agent at one of its addresses set forth above prior to the Expiration Date. Any such notice of withdrawal must specify the name of the person having deposited the Old Notes to be withdrawn, the aggregate principal amount of Old Notes to be withdrawn and (if certificates for such Old Notes have been tendered) the name of the registered holder of the Old Notes as set forth on the certificate for the Old Notes, if different from that of the person who tendered such Old Notes. If certificates for the Old Notes have been delivered or otherwise identified to the Exchange Agent, then prior to the physical release of such certificates for the Old Notes, the tendering holder must submit the serial numbers shown on the particular certificates for the Old Notes to be withdrawn and the signature on the notice of withdrawal must be guaranteed by an Eligible Institution, except in the case of Old Notes tendered for the account of an Eligible Institution. If Old Notes have been tendered pursuant to the procedures for book-entry transfer set forth in "The Exchange
Offer -- Book-Entry Delivery Procedure" section of the Prospectus, the notice of withdrawal must specify the name and number of the account at DTC to be credited with the withdrawal of Old Notes, in which case a notice of withdrawal will be effective if delivered to the Exchange Agent by written or facsimile transmission. Withdrawals of tenders of Old Notes may not be rescinded. Old Notes properly withdrawn will not be deemed to have been validly tendered for purposes of the Exchange Offer, and no New Notes will be issued with respect thereto unless the Old Notes so withdrawn are validly retendered. Properly withdrawn Old Notes may be retendered at any subsequent time on or prior to the Expiration Date by following the procedures described in the Prospectus under "The Exchange Offer -- Procedures for Tendering."

     All questions as to the validity, form and eligibility (including time of receipt) of such withdrawal notices will be determined by the Company, in its sole discretion, whose determination shall be final and binding on all parties. Neither the Company, any employees, agents, affiliates or assigns of the Company, the Exchange Agent nor any other person shall be under any duty to give any notification of any irregularities in any notice of withdrawal or incur any liability for failure to give such notification. Any Old Notes which have been tendered but which are withdrawn will be returned to the holder thereof without cost to such holder as promptly as practicable after withdrawal.

     3. SIGNATURES ON THIS LETTER OF TRANSMITTAL; BOND POWERS AND ENDORSEMENTS; GUARANTEE OF SIGNATURES. If this Letter of Transmittal is signed by the holder of the Old Notes tendered hereby, the signature must correspond exactly with the name as written on the face of the certificates or on a securities position listing without any change whatsoever.

     If any tendered Old Notes are owned of record by two or more joint owners, all of such owners must sign this Letter of Transmittal.

     If any tendered Old Notes are registered in different names on several certificates or securities positions listings, it will be necessary to complete, sign and submit as many separate copies of this Letter of Transmittal as there are different registrations.

     When this Letter of Transmittal is signed by the holder or holders of the Old Notes specified herein and tendered hereby, no endorsements of certificates or separate bond powers are required. If, however, the New Notes are to be issued, or any nontendered Old Notes are to be reissued, to a person other than the holder, then endorsements of any certificates transmitted hereby or separate bond powers are required. Signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     In connection with any tender of Old Notes in definitive certificated form, if this Letter of Transmittal is signed by a person other than the registered holder or holders of any certificate(s) specified herein, such certificate(s) must be endorsed or accompanied by appropriate bond powers, in either case signed exactly as the name or names of the registered holder or holders appear(s) on the certificate(s), and the signatures on such certificate(s) must be guaranteed by an Eligible Institution.

     If this Letter of Transmittal or any certificates or bond powers are signed by trustees, executors, administrators, guardians, attorneys-in-fact, officers of corporations or others acting in a fiduciary or representative capacity, such persons should so indicate when signing, and, unless waived by the Company, evidence satisfactory to the Company of their authority to so act must be submitted.

     ENDORSEMENTS ON CERTIFICATES FOR OLD NOTES OR SIGNATURES ON BOND POWERS REQUIRED BY THIS INSTRUCTION 3 MUST BE GUARANTEED BY A FIRM WHICH

IS A MEMBER OF A REGISTERED NATIONAL SECURITIES EXCHANGE OR A MEMBER OF THE NATIONAL ASSOCIATION OF SECURITIES DEALERS, INC. OR BY A COMMERCIAL BANK OR TRUST COMPANY HAVING AN OFFICE OR CORRESPONDENT IN THE UNITED STATES (AN "ELIGIBLE INSTITUTION").

     SIGNATURES ON THIS LETTER OF TRANSMITTAL NEED NOT BE GUARANTEED BY AN ELIGIBLE INSTITUTION, PROVIDED THE OLD NOTES ARE TENDERED: (I) BY A HOLDER OF OLD NOTES (WHICH TERM, FOR PURPOSES OF THE EXCHANGE OFFER, INCLUDES ANY PARTICIPANT IN THE BOOK-ENTRY TRANSFER FACILITY SYSTEM WHOSE NAME APPEARS ON A SECURITY POSITION LISTING AS THE HOLDER OF SUCH OLD NOTES) WHO HAS NOT COMPLETED THE BOX ENTITLED "SPECIAL ISSUANCE INSTRUCTIONS" OR "SPECIAL DELIVERY INSTRUCTIONS" ON THIS LETTER OR (II) FOR THE ACCOUNT OF AN ELIGIBLE INSTITUTION.

     4. SPECIAL ISSUANCE AND DELIVERY INSTRUCTIONS. Tendering holders of Old Notes should indicate in the applicable box the name and address to which New Notes issued pursuant to the Exchange Offer and/or substitute certificates evidencing Old Notes not exchanged are to be issued or sent, if different from the name or address of the person signing this Letter of Transmittal. In the case of issuance in a different name, the Employer Identification or Social Security Number of the person named must also be indicated. A holder of Old Notes tendering Old Notes by book-entry transfer may request that Old Notes not exchanged be credited to such account maintained at DTC as such holder may designate hereon. If no such instructions are given, such Old Notes not exchanged will be returned to the name or address of the person signing this Letter of Transmittal or credited to the account listed beneath the box entitled "Description of Old Notes," as the case may be.

     5. TRANSFER TAXES. The Company will pay all transfer taxes, if any, applicable to the transfer of Old Notes to it or its order pursuant to the Exchange Offer. If, however, New Notes and/or substitute Old Notes not exchanged are to be delivered to, or are to be registered or issued in the name of, any person other than the holder of the Old Notes tendered hereby, or if tendered Old Notes are registered in the name of any person other than the person signing this Letter of Transmittal, or if a transfer tax is imposed for any reason other than the transfer of Old Notes to the Company or its order pursuant to the Exchange Offer, the amount of any such transfer taxes (whether imposed on the holder or any other persons) will be payable by the tendering holder. If satisfactory evidence of payment of such taxes or exemption therefrom is not submitted herewith, the amount of such transfer taxes will be billed directly to such tendering holder.

     EXCEPT AS PROVIDED IN THIS INSTRUCTION 5, IT WILL NOT BE NECESSARY FOR TRANSFER TAX STAMPS TO BE AFFIXED TO THE OLD NOTES SPECIFIED IN THIS LETTER OF TRANSMITTAL.

     6. DETERMINATION OF VALIDITY. The Company will determine, in its sole discretion, all questions as to the form of documents, validity, eligibility (including time of receipt) and acceptance for exchange of any tender of Old Notes, which determination shall be final and binding on all parties. The Company reserves the absolute right to reject any and all tenders determined by it not to be in proper form or the acceptance of which, or exchange for which, may, in the view of counsel to the Company, be unlawful. The Company also reserves the absolute right, subject to applicable law, to waive any of the conditions of the Exchange Offer set forth in the Prospectus under the caption "The Exchange Offer" or any conditions or irregularity in any tender of Old Notes of any particular holder whether or not similar conditions or irregularities are waived in the case of other holders.

     The Company's interpretation of the terms and conditions of the Exchange Offer (including this Letter of Transmittal and the instructions hereto) will be final and binding. No tender of Old Notes will be deemed to have been validly made until all irregularities with respect to such tender have been cured or waived. Although the Company intends to notify holders of defects or irregularities with respect to tenders of Old Notes, neither the Company, any employees, agents, affiliates or assigns of the Company, the Exchange Agent, nor any other person shall be under any duty to give notification of any irregularities in tenders or incur any liability for failure to give such notification.

     7. 31% BACKUP WITHHOLDING; SUBSTITUTE FORM W-9. Under the U.S. Federal income tax law, a holder of Old Notes whose tendered Old Notes are accepted for exchange is required to provide the Exchange Agent with such holder's correct taxpayer identification number ("TIN") on Substitute Form W-9 below. If the Exchange Agent is not provided with the correct TIN, the Internal Revenue Service (the "IRS") may subject the holder or other payee to a $50 penalty. In addition, payments to such holders or other payees with respect to Old Notes exchanged pursuant to the Exchange Offer may be subject to 31% backup withholding.

     The box in Part 2 of the Substitute Form W-9 may be checked if the tendering holder has not been issued a TIN and has applied for a TIN or intends to apply for a TIN in the near future. If the box in Part 2 is checked, the holder or other payee must also complete the Certificate of Awaiting Taxpayer Identification Number below in order to avoid backup withholding. Notwithstanding that the box in Part 2 is checked and the Certificate of Awaiting Taxpayer Identification Number is completed, the Exchange Agent will withhold 31% of all payments made prior to the time a properly certified TIN is provided to the Exchange Agent. The Exchange Agent will retain such amounts withheld during the 60-day period following the date of the Substitution Form W-9. If the holder furnishes the Exchange Agent with its TIN within 60 days after the date of the Substitute Form W-9, the amounts retained during the 60-day period will be remitted to the holder and no further amounts shall be retained or withheld from payments made to the holder thereafter. If, however, the holder has not provided the Exchange Agent with its TIN within such 60-day period, amounts withheld will be remitted to the IRS as backup withholding. In addition, 31% of all payments made thereafter will be withheld and remitted to the IRS until a correct TIN is provided.

     The holder is required to give the Exchange Agent the TIN (e.g., social security number or employer identification number) of the registered owner of the Old Notes or of the last transferee appearing on the transfers attached to, or endorsed on, the Old Notes. If the Old Notes are registered in more than one name or are not in the name of the actual owner, consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which number to report.

     Certain holders (including, among others, corporations, financial institutions and certain foreign persons) may not be subject to the backup withholding and reporting requirements. Such holders should nevertheless complete the attached Substitute Form W-9 below, and write "exempt" on the face thereof, to avoid possible erroneous backup withholding. A foreign person may qualify as an exempt recipient by submitting a properly completed IRS Form W-8, signed under penalties of perjury, attesting to that holder's exempt status. Please consult the enclosed "Guidelines for Certification of Taxpayer Identification Number on Substitute Form W-9" for additional guidance on which holders are exempt from backup withholding.

     Backup withholding is not an additional U.S. Federal income tax. Rather, the U.S. Federal income tax liability of a person subject to backup withholding will be reduced by the amount of tax withheld. If withholding results in an overpayment of taxes, a refund may be obtained.

     8. WAIVER OF CONDITIONS. The Company reserves the absolute right to waive any of the conditions in the Exchange Offer in the case of any tendered Old Notes.

     9. NO CONDITIONAL TENDERS. No alternative, conditional, irregular or contingent tenders will be accepted. All tendering holders of Old Notes, by execution of this Letter of Transmittal, hereby waive any right to receive notice of the acceptance of their Old Notes for exchange.

     10. MUTILATED, LOST, STOLEN OR DESTROYED OLD NOTES. Any holder whose Old Notes have been mutilated, lost, stolen or destroyed should contact the Exchange Agent at the address indicated above for further instructions.

     11. REQUESTS FOR ASSISTANCE OR ADDITIONAL COPIES. Questions relating to the procedure for tendering, as well as requests for additional copies of the Prospectus and this Letter of Transmittal, may be directed to the Exchange Agent, at the address and telephone number indicated above.

                       PAYER'S NAME: THE BANK OF NEW YORK


          SUBSTITUTE            PART 1 -- PLEASE PROVIDE YOUR   TIN:
           FORM W-9             TIN IN THE BOX AT RIGHT AND     ------------------------------
  Department of the Treasury    CERTIFY BY SIGNING AND DATING         Social Security Number
   Internal Revenue Service     BELOW.                                or Employer
                                                                      Identification Number
 Payer's Request for Taxpayer   PART 2 -- TIN Applied For [ ]
Identification Number ("Tin")
Certification:  Under penalties of perjury, I certify that:
     (1) the number shown on this form is my correct Taxpayer Identification Number (or I am waiting for a number to be issued to me); and
     (2) I am not subject to backup withholding either because: (a) I am exempt from backup withholding, or (b) I have not been notified by the Internal Revenue Service (the
         "IRS") that I am subject to backup withholding as a result of a failure to report all interests or dividends, or (c) the IRS has notified me that I am no longer subject to backup withholding; and
     (3) I am a U.S. person (including a U.S. resident alien).

Certification Instructions -- You must cross out item (2) above if you have been notified by the IRS that you are currently subject to backup withholding because you have failed to report all interest or dividends on your tax return. However, if after being notified by the IRS that you were subject to backup withholding, you received another notification from the IRS that you were no longer subject to backup withholding, do not cross out item (2). (Also see instructions in the enclosed Guidelines).
----------------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------------
Signature                                         Date

      NOTE: FAILURE TO COMPLETE AND RETURN THIS FORM MAY RESULT IN BACKUP WITHHOLDING OF 31% OF ANY PAYMENTS MADE TO YOU IN CONNECTION WITH THE
    EXCHANGE OFFER. PLEASE REVIEW THE ENCLOSED GUIDELINES FOR CERTIFICATION
                OF TAXPAYER IDENTIFICATION NUMBER ON SUBSTITUTE
                        FORM W-9 FOR ADDITIONAL DETAILS.

    YOU MUST COMPLETE THE FOLLOWING CERTIFICATE IF YOU ARE AWAITING (OR WILL
        SOON APPLY FOR) A TAXPAYER IDENTIFICATION NUMBER CERTIFICATE OF
                    AWAITING TAXPAYER IDENTIFICATION NUMBER

             CERTIFICATE OF AWAITING TAXPAYER IDENTIFICATION NUMBER

     I certify under penalties of perjury that a taxpayer identification number has not been issued to me, and either (a) I have mailed or delivered an application to receive a taxpayer identification number to the appropriate Internal Revenue Service Center or Social Security Administration Office or (b) I intend to mail or deliver an application in the near future. I understand that if I do not provide a taxpayer identification number by the time of the exchange, thirty-one (31%) percent of all reportable payments made to me thereafter will be withheld until I provide a number.

Signature
------------------------------------------------------------ Date
------------------------------------